As filed with the Securities and Exchange Commission on June 8, 2017

Registration No. 333-201463

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HCA Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	8062	27-3865930
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

HCA Inc.

(Exact name of registrant as specified in its charter)

Delaware	8062	75-2497104
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

SEE TABLE OF ADDITIONAL REGISTRANTS

One Park Plaza

Nashville, Tennessee 37203

(615) 344-9551

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

John M. Franck II, Esq.

HCA Healthcare, Inc.

Vice President and Corporate Secretary

One Park Plaza

Nashville, Tennessee 37203

Telephone: (615) 344-9551

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Joseph H. Kaufman, Esq.	J. Allen Overby, Esq.
Simpson Thacher & Bartlett LLP	Bass, Berry & Sims PLC
425 Lexington Avenue	150 Third Avenue South, Suite 2800
New York, New York 10017-3954	Nashville, Tennessee 37201-2017
Telephone: (212) 455-2000	Telephone: (615) 742-6200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock	(1)	(1)	(1)	(2)
Preferred Stock	(1)	(1)	(1)	(2)
Debt Securities	(1)	(1)	(1)	(2)
Guarantees of Debt Securities	(3)	(3)	(3)	(3)

(1)	Omitted pursuant to General Instructions II.E. of Form S-3. An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices.
(2)	In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.
(3)	No separate consideration will be received for the guarantees. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to the guarantees.

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
American Medicorp Development Co.	Delaware	23-1696018	One Park Plaza Nashville, TN 37203 (615) 344-9551
Bay Hospital, Inc.	Florida	62-0976863	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brigham City Community Hospital, Inc.	Utah	87-0318837	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brookwood Medical Center of Gulfport, Inc.	Mississippi	63-0751470	One Park Plaza Nashville, TN 37203 (615) 344-9551
Capital Division, Inc.	Virginia	62-1668319	One Park Plaza Nashville, TN 37203 (615) 344-9551
Centerpoint Medical Center of Independence, LLC	Delaware	45-0503121	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Florida Regional Hospital, Inc.	Florida	59-1978725	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Shared Services, LLC	Virginia	76-0771216	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Tennessee Hospital Corporation	Tennessee	62-1620866	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Bayshore, L.P.	Delaware	62-1801359	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Conroe, L.P.	Delaware	62-1801361	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Mainland, L.P.	Delaware	62-1801362	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Pearland, L.P.	Texas	05-0631189	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA West Houston, L.P.	Delaware	62-1801363	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Woman’s Hospital, L.P.	Delaware	62-1810381	One Park Plaza Nashville, TN 37203 (615) 344-9551
Chippenham & Johnston-Willis Hospitals, Inc.	Virginia	54-1779911	One Park Plaza Nashville, TN 37203 (615) 344-9551
Citrus Memorial Hospital, Inc.	Florida	47-1455535	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Citrus Memorial Property Management, Inc.	Florida	47-1521048	One Park Plaza Nashville, TN 37203 (615) 344-9551
Colorado Health Systems, Inc.	Colorado	62-1593008	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia ASC Management, L.P.	California	33-0539838	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Healthcare System of Louisiana, Inc.	Louisiana	62-1622840	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Jacksonville Healthcare System, Inc.	Florida	61-1272241	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia LaGrange Hospital, LLC	Illinois	61-1276162	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Arlington Subsidiary, L.P.	Texas	62-1682201	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Denton Subsidiary, L.P.	Texas	62-1682213	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Las Colinas, Inc.	Texas	62-1650582	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Lewisville Subsidiary, L.P.	Texas	62-1682210	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of McKinney Subsidiary, L.P.	Texas	62-1682207	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Plano Subsidiary, L.P.	Texas	62-1682203	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia North Hills Hospital Subsidiary, L.P.	Texas	62-1682205	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Ogden Medical Center, Inc.	Utah	62-1650578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Parkersburg Healthcare System, LLC	West Virginia	62-1634494	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	Texas	62-1682202	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Columbia Rio Grande Healthcare, L.P.	Delaware	62-1656022	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Riverside, Inc.	California	62-1664328	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Valley Healthcare System, L.P.	Delaware	62-1669572	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/Alleghany Regional Hospital, Incorporated	Virginia	54-1761046	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/HCA John Randolph, Inc.	Virginia	61-1272888	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbine Psychiatric Center, Inc.	Colorado	84-1042212	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbus Cardiology, Inc.	Georgia	58-1941109	One Park Plaza Nashville, TN 37203 (615) 344-9551
Conroe Hospital Corporation	Texas	74-2467524	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dallas/Ft. Worth Physician, LLC	Delaware	62-1769694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dublin Community Hospital, LLC	Georgia	58-1431023	One Park Plaza Nashville, TN 37203 (615) 344-9551
East Florida — DMC, Inc.	Florida	47-4597688	One Park Plaza Nashville, TN 37203 (615) 344-9551
Eastern Idaho Health Services, Inc.	Idaho	82-0436622	One Park Plaza Nashville, TN 37203 (615) 344-9551
Edward White Hospital, Inc.	Florida	59-3089836	One Park Plaza Nashville, TN 37203 (615) 344-9551
El Paso Surgicenter, Inc.	Texas	74-2361005	One Park Plaza Nashville, TN 37203 (615) 344-9551
Encino Hospital Corporation, Inc.	California	95-4113862	One Park Plaza Nashville, TN 37203 (615) 344-9551
EP Health, LLC	Delaware	62-1769682	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Fairview Park GP, LLC	Delaware	62-1815913	One Park Plaza Nashville, TN 37203 (615) 344-9551
Fairview Park, Limited Partnership	Georgia	62-1817469	One Park Plaza Nashville, TN 37203 (615) 344-9551
Frankfort Hospital, Inc.	Kentucky	61-0859329	One Park Plaza Nashville, TN 37203 (615) 344-9551
Galen Property, LLC	Virginia	35-2260545	One Park Plaza Nashville, TN 37203 (615) 344-9551
Good Samaritan Hospital, L.P.	Delaware	62-1763090	One Park Plaza Nashville, TN 37203 (615) 344-9551
Goppert-Trinity Family Care, LLC	Delaware	76-0726651	One Park Plaza Nashville, TN 37203 (615) 344-9551
GPCH-GP, Inc.	Delaware	64-0805500	One Park Plaza Nashville, TN 37203 (615) 344-9551
Grand Strand Regional Medical Center, LLC	Delaware	62-1768105	One Park Plaza Nashville, TN 37203 (615) 344-9551
Green Oaks Hospital Subsidiary, L.P.	Texas	62-1797829	One Park Plaza Nashville, TN 37203 (615) 344-9551
Greenview Hospital, Inc.	Kentucky	61-0724492	One Park Plaza Nashville, TN 37203 (615) 344-9551
H2U Wellness Centers, LLC	Tennessee	80-0183159	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA American Finance LLC	Delaware	90-0898925	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — HealthONE LLC	Colorado	84-1321373	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Field Operations, Inc.	Delaware	06-1795732	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Inventory Management, Inc.	Delaware	06-1796286	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Central Group, Inc.	Tennessee	02-0762180	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
HCA Health Services of Florida, Inc.	Florida	62-1113740	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Louisiana, Inc.	Louisiana	62-1113736	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Oklahoma, Inc.	Oklahoma	62-1106156	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Tennessee, Inc.	Tennessee	62-1113737	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Virginia, Inc.	Virginia	62-1113733	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Management Services, L.P.	Delaware	62-1778108	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Pearland GP, Inc.	Texas	11-3767030	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Realty, Inc.	Tennessee	06-1106160	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA SFB 1 LLC	Delaware	80-0915691	One Park Plaza Nashville, TN 37203 (615) 344-9551
HD&S Corp. Successor, Inc.	Florida	62-1657694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Office Facilities Corporation	Missouri	43-1175071	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Ventures Group, Inc.	Missouri	43-1315348	One Park Plaza Nashville, TN 37203 (615) 344-9551
HealthTrust Workforce Solutions, LLC	Tennessee	38-3856554	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hendersonville Hospital Corporation	Tennessee	62-1321255	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Tennessee	Tennessee	62-1124446	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Utah	Utah	87-0322019	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Hospital Development Properties, Inc.	Delaware	62-1321246	One Park Plaza Nashville, TN 37203 (615) 344-9551
HPG Enterprises, LLC	Delaware	62-1778113	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Holdco, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Systems, LLC	Delaware	62-1804834	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Virginia, L.P.	Virginia	62-1848294	One Park Plaza Nashville, TN 37203 (615) 344-9551
HTI Memorial Hospital Corporation	Tennessee	62-1560757	One Park Plaza Nashville, TN 37203 (615) 344-9551
HTI MOB, LLC	Delaware	62-1824860	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Lab, LLC	Florida	36-4576441	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Laboratories, LLP	Delaware	62-1687140	One Park Plaza Nashville, TN 37203 (615) 344-9551
JFK Medical Center Limited Partnership	Delaware	62-1694180	One Park Plaza Nashville, TN 37203 (615) 344-9551
JPM AA Housing, LLC	Florida	81-4786450	One Park Plaza Nashville, TN 37203 (615) 344-9551
KPH-Consolidation, Inc.	Texas	62-1619857	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lakeview Medical Center, LLC	Delaware	62-1762416	One Park Plaza Nashville, TN 37203 (615) 344-9551
Largo Medical Center, Inc.	Florida	62-1026428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Las Vegas Surgicare, Inc.	Nevada	75-1890731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lawnwood Medical Center, Inc.	Florida	59-1764486	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Lewis-Gale Hospital, Incorporated	Virginia	54-0218835	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Medical Center, LLC	Delaware	62-1760148	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Physicians, LLC	Virginia	06-1755234	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lone Peak Hospital, Inc.	Utah	25-1925376	One Park Plaza Nashville, TN 37203 (615) 344-9551
Los Robles Regional Medical Center	California	95-2321136	One Park Plaza Nashville, TN 37203 (615) 344-9551
Management Services Holdings, Inc.	Delaware	62-1874287	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marietta Surgical Center, Inc.	Georgia	58-1539547	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marion Community Hospital, Inc.	Florida	59-1479652	One Park Plaza Nashville, TN 37203 (615) 344-9551
MCA Investment Company	California	33-0539836	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Centers of Oklahoma, LLC	Delaware	62-1771846	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Office Buildings of Kansas, LLC	Delaware	62-1789791	One Park Plaza Nashville, TN 37203 (615) 344-9551
MediCredit, Inc.	Missouri	43-1123539	One Park Plaza Nashville, TN 37203 (615) 344-9551
Memorial Healthcare Group, Inc.	Florida	59-3283127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — ACH, LLC	Delaware	48-1301811	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — LRHC, LLC	Delaware	48-1301817	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — LSH, LLC	Delaware	45-0503141	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Midwest Division — MCI, LLC	Delaware	45-0503127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — MMC, LLC	Delaware	48-1301826	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — OPRMC, LLC	Delaware	45-0503116	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — PFC, LLC	Delaware	48-1302330	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — RBH, LLC	Missouri	20-0851062	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — RMC, LLC	Delaware	54-2092552	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Holdings, Inc.	Delaware	11-3676736	One Park Plaza Nashville, TN 37203 (615) 344-9551
Montgomery Regional Hospital, Inc.	Virginia	54-0889154	One Park Plaza Nashville, TN 37203 (615) 344-9551
Mountain Division — CVH, LLC	Utah	47-1210615	One Park Plaza Nashville, TN 37203 (615) 344-9551
Mountain View Hospital, Inc.	Utah	87-0333048	One Park Plaza Nashville, TN 37203 (615) 344-9551
Nashville Shared Services General Partnership	Delaware	62-1841237	One Park Plaza Nashville, TN 37203 (615) 344-9551
National Patient Account Services, Inc.	Texas	62-1645596	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Iberia Healthcare, LLC	Louisiana	58-1741846	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Port Richey Hospital, Inc.	Florida	59-2047041	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Rose Holding Company, Inc.	Colorado	62-1617432	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Immediate Care Center, Inc.	Florida	58-2075775	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Regional Medical Center, Inc.	Florida	61-1269294	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
North Texas — MCA, LLC	Texas	46-4027347	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Utah Healthcare Corporation	Utah	62-1650573	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Virginia Community Hospital, LLC	Virginia	04-3665595	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northlake Medical Center, LLC	Georgia	58-2433434	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals of Louisiana, Inc.	Louisiana	95-4176923	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals, LLC	Delaware	62-1761993	One Park Plaza Nashville, TN 37203 (615) 344-9551
Okaloosa Hospital, Inc.	Florida	59-1836808	One Park Plaza Nashville, TN 37203 (615) 344-9551
Okeechobee Hospital, Inc.	Florida	59-1833934	One Park Plaza Nashville, TN 37203 (615) 344-9551
Oklahoma Holding Company, LLC	Delaware	81-4288717	One Park Plaza Nashville, TN 37203 (615) 344-9551
Outpatient Cardiovascular Center of Central Florida, LLC	Delaware	52-2448149	One Park Plaza Nashville, TN 37203 (615) 344-9551
Outpatient Services Holdings, Inc.	Delaware	20-0629512	One Park Plaza Nashville, TN 37203 (615) 344-9551
Oviedo Medical Center, LLC	Florida	46-4660005	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palms West Hospital Limited Partnership	Delaware	62-1694178	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palmyra Park Hospital, LLC	Georgia	58-1091107	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Business Solutions, LLC	Tennessee	90-0734008	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Enterprises, LLC	Tennessee	30-0705198	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Parallon Health Information Solutions, LLC	Tennessee	61-1664600	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Holdings, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Payroll Solutions, LLC	Tennessee	36-4713969	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Physician Services, LLC	Tennessee	35-2426398	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Technology Solutions, LLC	Tennessee	30-0705195	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pasadena Bayshore Hospital, Inc.	Texas	74-1616679	One Park Plaza Nashville, TN 37203 (615) 344-9551
PatientKeeper, Inc.	Delaware	04-3377393	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pearland Partner, LLC	Delaware	33-1130044	One Park Plaza Nashville, TN 37203 (615) 344-9551
Plantation General Hospital, L.P.	Delaware	62-1372389	One Park Plaza Nashville, TN 37203 (615) 344-9551
Poinciana Medical Center, Inc.	Florida	90-0811360	One Park Plaza Nashville, TN 37203 (615) 344-9551
Primary Health, Inc.	Texas	75-2473418	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pulaski Community Hospital, Inc.	Virginia	54-0941129	One Park Plaza Nashville, TN 37203 (615) 344-9551
Putnam Community Medical Center of North Florida, LLC	Florida	47-2762362	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Park Hospital, LLC	Georgia	58-1123037	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Physician Practice Company	Georgia	62-1662134	One Park Plaza Nashville, TN 37203 (615) 344-9551
Reston Hospital Center, LLC	Delaware	62-1777534	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Retreat Hospital, LLC	Virginia	61-1272890	One Park Plaza Nashville, TN 37203 (615) 344-9551
Rio Grande Regional Hospital, Inc.	Texas	61-1276564	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Healthcare System, L.P.	California	33-0751869	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Hospital, Inc.	Delaware	74-2600687	One Park Plaza Nashville, TN 37203 (615) 344-9551
Samaritan, LLC	Delaware	62-1762605	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Healthcare System, LP	Delaware	77-0498674	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Hospital, L.P.	Delaware	62-1763091	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Medical Center, LLC	Delaware	62-1762609	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose, LLC	Delaware	62-1756992	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sarah Cannon Research Institute, LLC	Delaware	20-1557751	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sarasota Doctors Hospital, Inc.	Florida	61-1258724	One Park Plaza Nashville, TN 37203 (615) 344-9551
SCRI Holdings, LLC	Delaware	59-3830450	One Park Plaza Nashville, TN 37203 (615) 344-9551
SJMC, LLC	Delaware	62-1762613	One Park Plaza Nashville, TN 37203 (615) 344-9551
Southern Hills Medical Center, LLC	Nevada	74-3048428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Southpoint, LLC	Tennessee	90-1021429	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spalding Rehabilitation L.L.C	Delaware	84-1321505	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spotsylvania Medical Center, Inc.	Virginia	06-1760818	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Spring Branch Medical Center, Inc.	Texas	61-1261492	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Hill Hospital, Inc.	Tennessee	84-1706716	One Park Plaza Nashville, TN 37203 (615) 344-9551
SSHR Holdco, LLC	Delaware	81-4663524	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sun City Hospital, Inc.	Florida	59-2822337	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sunrise Mountainview Hospital, Inc.	Nevada	62-1600397	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Brandon, Inc.	Florida	58-1819994	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Florida, Inc.	Florida	95-3947578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Houston Women’s, Inc.	Texas	72-1563673	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Manatee, Inc.	Florida	75-2364410	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of New Port Richey, Inc.	Florida	75-2243308	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Palms West, LLC	Florida	20-1008436	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Riverside, LLC	California	26-0047096	One Park Plaza Nashville, TN 37203 (615) 344-9551
Tallahassee Medical Center, Inc.	Florida	62-1091430	One Park Plaza Nashville, TN 37203 (615) 344-9551
TCMC Madison-Portland, Inc.	Tennessee	76-0811731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital GP, Inc.	Delaware	62-1861156	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital Holdings, Inc.	Delaware	62-1861158	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Terre Haute MOB, L.P.	Indiana	76-0775694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Regional Hospital, L.P.	Delaware	35-1461805	One Park Plaza Nashville, TN 37203 (615) 344-9551
The Outsource Group, Inc.	Missouri	43-1749862	One Park Plaza Nashville, TN 37203 (615) 344-9551
The Regional Health System of Acadiana, LLC	Louisiana	58-1741727	One Park Plaza Nashville, TN 37203 (615) 344-9551
Timpanogos Regional Medical Services, Inc.	Utah	62-1831495	One Park Plaza Nashville, TN 37203 (615) 344-9551
Trident Medical Center, LLC	Delaware	62-1768106	One Park Plaza Nashville, TN 37203 (615) 344-9551
U.S. Collections, Inc.	Delaware	11-3736607	One Park Plaza Nashville, TN 37203 (615) 344-9551
Utah Medco, LLC	Delaware	62-1769672	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdco, Inc.	Nevada	62-1749073	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdings, Inc.	Nevada	62-1720399	One Park Plaza Nashville, TN 37203 (615) 344-9551
Virginia Psychiatric Company, Inc.	Virginia	62-1410313	One Park Plaza Nashville, TN 37203 (615) 344-9551
Vision Consulting Group, LLC	Delaware	27-1137639	One Park Plaza Nashville, TN 37203 (615) 344-9551
Vision Holdings, LLC	Tennessee	80-0780794	One Park Plaza Nashville, TN 37203 (615) 344-9551
W & C Hospital, Inc.	Texas	61-1259838	One Park Plaza Nashville, TN 37203 (615) 344-9551
Walterboro Community Hospital, Inc.	South Carolina	57-0712623	One Park Plaza Nashville, TN 37203 (615) 344-9551
WCP Properties, LLC	Tennessee	90-1018963	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Wesley Medical Center, LLC	Delaware	62-1762545	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida — MHT, LLC	Florida	36-4764806	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida — PPH, LLC	Florida	80-0935610	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida — TCH, LLC	Florida	80-0935908	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida Regional Medical Center, Inc.	Florida	59-1525468	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Valley Medical Center, Inc.	Idaho	36-3525049	One Park Plaza Nashville, TN 37203 (615) 344-9551
Western Plains Capital, Inc.	Nevada	62-1727347	One Park Plaza Nashville, TN 37203 (615) 344-9551
WHMC, Inc.	Texas	61-1261485	One Park Plaza Nashville, TN 37203 (615) 344-9551
Woman’s Hospital of Texas, Incorporated	Texas	74-1991424	One Park Plaza Nashville, TN 37203 (615) 344-9551

EXPLANATORY NOTE:

This Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-201463) is being filed solely for the purposes of adding certain registrant guarantors, updating certain information in Item 15 of Part II with respect to the additional registrant guarantors and amending certain signature pages of the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is a statement of the expenses (all of which are estimated) to be incurred by the Registrant in connection with a distribution of securities registered under this registration statement:

Amount to be paid

SEC registration fee	$	*
Legal fees and expenses		**
Accounting fees and expenses		**
Printing fees		**
Rating agency fees		**
Trustee’s fees and expenses		**
Miscellaneous		**

Total	$	*

*	The Registrant is registering an indeterminate amount of securities under this Registration Statement and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.
**	The applicable prospectus supplement will set forth the estimated aggregate amount of expenses payable in respect of any offering of securities.

Item 15.	Indemnification of Directors and Officers.

California Registrants

(a) Columbia ASC Management, L.P. and Riverside Healthcare System, L.P. are registered under the laws of California.

The partnership agreements of Columbia ASC Management, L.P. and Riverside Healthcare System, L.P. provide that the limited partner shall indemnify and hold harmless the general partner; its partners, managers, employees, agents and representatives; and the officers, directors, employees, agents and representatives of its partners to the fullest extent permitted by the California Limited Partnership Act and the California Revised Partnership Act. Neither of these acts, however, addresses indemnification.

Section 15904.06 (Operative January 1, 2008) of the 2008 California Revised Limited Partnership Act addresses the rights of a general partner with respect to its management and conduct of partnership activities. The 2008 California Revised Limited Partnership Act provides that a limited partnership shall reimburse a general partner for payments made, and indemnify a general partner for liabilities incurred by, the general partner in the ordinary course of the activities of the partnership or for the preservation of its activities or property.

(b) Columbia Riverside, Inc., Encino Hospital Corporation, Inc., Los Robles Regional Medical Center and MCA Investment Company are incorporated under the laws of California.

Section 317 of the California General Corporation Law sets forth the provisions pertaining to the indemnification of corporate “agents.” For purposes of this law, an agent is any person who is or was a director, officer, employee or other agent of a corporation, or is or was serving at the request of the corporation in such capacity with respect to any other corporation, partnership, join venture, trust or other enterprise. Indemnification for expenses, including amounts paid on settling or otherwise disposing of a threatened or pending action or defending against the same, can be made in certain circumstances by action of the company through:

•	a majority vote of a quorum of the corporation’s Board of Directors consisting of directors who are not party to the proceedings;

•	approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

•	such court in which the proceeding is or was pending upon application by designated parties.

Under certain circumstances, an agent can be indemnified, even when found liable. Indemnification is mandatory where the agent’s defense is successful on the merits. The law allows a corporation to make advances of expenses for certain actions upon the receipt of an undertaking that the agent will reimburse the corporation if the agent is found liable. The indemnification provided by Section 317 for acts while serving as a director or officer of the corporation, but not involving breach of duty to the corporation and its shareholders, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw to the extent authorized by the corporation’s articles of incorporation.

The bylaws of each of the California registrants in this section (b) provide, in relevant part, that each of the Registrants will indemnify its respective officers and directors, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements such officers and directors may be required to pay in any action, suit or proceeding which they are or may be made a party by reason of their position as a director, officer or other agent of such Registrant, and otherwise to the full extent permitted under California law and our bylaws for any action taken on behalf of the corporation that does not involve gross negligence or willful misconduct.

(c) Surgicare of Riverside, LLC is registered under the laws of California.

Under Section 17155 of the California Limited Liability Company Act, except for a breach of duty, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against or incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

The limited liability company agreement of Surgicare of Riverside, LLC states that the company shall indemnify its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Colorado Registrants

(a) Colorado Health Systems, Inc., Columbine Psychiatric Center, Inc. and New Rose Holding Company, Inc. are incorporated under the laws of Colorado.

Sections 7-109-102 through 7-109-110 of the Colorado Business Corporation Act (the “Act”) grant each corporation organized thereunder broad powers to indemnify any person in connection with legal proceedings brought against him by reason of his present or past status as an officer or director of the corporation, provided with respect to conduct in an official capacity with the corporation, the person acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation, with respect to all other conduct, the person believed the conduct to be at least not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, the person had no reasonable cause to believe his conduct was unlawful. Indemnification is limited to reasonable expenses incurred in connection with the proceeding. No indemnification may be made (i) in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation; or (ii) in connection with any other proceedings charging that the person derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the person was judged liable on the basis that he derived an improper personal benefit, unless and only to the extent the court in which such action was brought or another court of competent jurisdiction determines upon application that, despite such adjudication, but in view of all relevant circumstances, the person is fairly and reasonably entitled to indemnity for reasonable expenses as the court deems proper. In addition, to the extent that any such person is successful in the defense of any such legal proceeding, the corporation is required by the Act to indemnify him against reasonable expenses.

The bylaws of these Colorado corporations state that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) HCA-HealthONE LLC is registered under the laws of Colorado.

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary course of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

The operating agreement of HCA-HealthONE LLC indemnifies its officers and managers against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification shall not be exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers or managers.

Delaware Registrants

(a) HCA Healthcare, Inc., HCA Inc., American Medicorp Development Co., GPCH-GP, Inc., HCA — IT&S Field Operations, Inc., HCA — IT&S Inventory Management, Inc., Hospital Development Properties, Inc., Management Services Holdings, Inc., Midwest Holdings, Inc., Outpatient Services Holdings, Inc., PatientKeeper, Inc., Riverside Hospital, Inc., Terre Haute Hospital GP, Inc., Terre Haute Hospital Holdings, Inc. and U.S. Collections, Inc. are incorporated under the laws of Delaware.

Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made pursuant to Section 145(b) of the DGCL in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) and (b) of the DGCL, as described in the preceding paragraphs, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the DGCL. HCA Healthcare, Inc. maintains a directors’ and officers’ insurance policy that insures its directors and officers against liabilities incurred in their capacity as such for which they are not otherwise indemnified, subject to certain exclusions.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the directors’ duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

HCA Healthcare, Inc.’s and HCA Inc.’s amended and restated bylaws indemnify their respective directors and officers to the full extent of the DGCL and also allow their Board of Directors to indemnify all other employees. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates, heirs, executors and administrators of such persons.

HCA Healthcare, Inc. maintains a directors’ and officers’ insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses HCA Healthcare, Inc. for those losses for which HCA Healthcare, Inc. have lawfully indemnified the directors and officers. The policy contains various exclusions that are normal and customary for policies of this type.

HCA Healthcare, Inc.’s employment agreements with certain of its officers provide indemnification for adverse tax consequences they may suffer pursuant to their employment agreements.

HCA Healthcare, Inc. has entered into an indemnification priority and information sharing agreement with certain of its current and prior investors and certain of their affiliated funds to clarify the priority of advancement and indemnification obligations among HCA Healthcare, Inc. and any of its directors appointed by such investors and other related matters.

(b) Nashville Shared Services General Partnership is a general partnership under the laws of Delaware and Integrated Regional Laboratories, LLP is registered under the laws of Delaware.

Section 15-110 of the Delaware Revised Uniform Partnership Act provides that subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Nashville Shared Services General Partnership partnership agreement states that indemnification is controlled by the Delaware Revised Uniform Partnership Act. The partnership agreement of Integrated Regional Laboratories, LLP indemnifies its officers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer may be entitled as a matter of law and shall extend and apply to the estates of deceased officers.

(c) Centerpoint Medical Center of Independence, LLC, Dallas/Ft. Worth Physician, LLC, EP Health, LLC, Fairview Park GP, LLC, Goppert-Trinity Family Care, LLC, Grand Strand Regional Medical Center, LLC, HCA American Finance LLC, HCA SFB 1 LLC, HPG Enterprises, LLC, HSS Holdco, LLC, HSS Systems, LLC, HTI MOB, LLC, Lakeview Medical Center, LLC, Lewis-Gale Medical Center, LLC, Medical Centers of Oklahoma, LLC, Medical Office Buildings of Kansas, LLC, Midwest Division — ACH, LLC, Midwest Division — LRHC, LLC, Midwest Division — LSH, LLC, Midwest Division — MCI, LLC, Midwest Division — MMC, LLC, Midwest Division — OPRMC, LLC, Midwest Division — PFC, LLC, Midwest Division — RMC, LLC, Notami Hospitals, LLC, Oklahoma Holding Company, LLC, Outpatient Cardiovascular Center of Central Florida, LLC, Parallon Holdings, LLC, Pearland Partner, LLC, Reston Hospital Center, LLC, Samaritan, LLC, San Jose Medical Center, LLC, San Jose, LLC, SCRI Holdings, LLC, SJMC, LLC, Sarah Cannon Research Institute, LLC, Spalding Rehabilitation L.L.C., SSHR Holdco, LLC, Trident Medical Center, LLC, Utah Medco, LLC, Vision Consulting Group, LLC and Wesley Medical Center, LLC are registered under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

The operating agreement of HTI MOB, LLC indemnifies the officers and managers to the full extent of the law. The operating agreements of the remainder of the Delaware limited liability company registrants indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(d) CHCA Bayshore, L.P., CHCA Conroe, L.P., CHCA Mainland, L.P., CHCA West Houston, L.P., CHCA Woman’s Hospital, L.P., Columbia Rio Grande Healthcare, L.P., Columbia Valley Healthcare System, L.P., Good Samaritan Hospital, L.P., HCA Management Services, L.P., JFK Medical Center Limited Partnership, Palms West Hospital Limited Partnership, Plantation General Hospital, L.P., San Jose Healthcare System, LP, Terre Haute Regional Hospital, L.P. and San Jose Hospital, L.P. are registered under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”) permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Columbia Valley Healthcare System, L.P. partnership agreement allows the partnership to indemnify the general partners for everything but willful misconduct or gross negligence. The other Delaware limited partnership registrants allow for indemnification to the fullest extent under the DRULPA.

Florida Registrants

(a) Bay Hospital, Inc., Central Florida Regional Hospital, Inc., Citrus Memorial Hospital, Inc., Citrus Memorial Property Management, Inc., Columbia Jacksonville Healthcare System, Inc., East Florida — DMC, Inc., Edward White Hospital, Inc., HCA Health Services of Florida, Inc., HD&S Corp. Successor, Inc., Largo Medical Center, Inc., Lawnwood Medical Center, Inc., Marion Community Hospital, Inc., Memorial Healthcare Group, Inc., New Port Richey Hospital, Inc., North Florida Immediate Care Center, Inc., North Florida Regional Medical Center, Inc., Okaloosa Hospital, Inc., Okeechobee Hospital, Inc., Poinciana Medical Center, Inc., Sarasota Doctors Hospital, Inc., Sun City Hospital, Inc., Surgicare of Brandon, Inc., Surgicare of Florida, Inc., Surgicare of Manatee, Inc., Surgicare of New Port Richey, Inc., Tallahassee Medical Center, Inc. and West Florida Regional Medical Center, Inc. are incorporated under the laws of Florida.

Section 607.0831 of the Florida Business Corporation Act provides, among other things, that a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision, or failure to act, by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director derived an improper personal benefit; (c) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of the directors for improper distributions) are applicable; (d) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholders; or (e) recklessness or an act or omission in bad faith or with malicious purpose of with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a stockholder.

Section 607.0850 of the Florida Business Corporation Act authorizes, among other things, a company to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that he is or was a director, officer, employee or agent of the company (or is or was serving at the request of the company in such a position for any entity) against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the company and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.

The Florida Business Corporation Act requires that a director, officer or employee be indemnified for actual and reasonable expenses (including attorneys’ fees) to the extent that he or she has been successful on the merits or otherwise in the defense of any proceeding. Florida law also allows expenses of defending a proceeding to be advanced by a company before the final disposition of the proceedings, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

The Florida Business Corporation Act states that the indemnification and advancement of expenses provided pursuant to Section 607.0850 is not exclusive and that indemnification may be provided by a company pursuant to other means, including agreements or bylaw provisions. Florida law prohibits indemnification or advancement of expenses, however, if a judgment or other final adjudication establishes that the actions of a director, officer or employee constitute (i) a violation of criminal law, unless he or she had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which such person derived an improper personal benefit; (iii) willful misconduct or conscious disregard for the best interests of the company in the case of a derivative action or a proceeding by or in the right of a stockholder, or (iv) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of directors for improper distributions) are applicable.

The bylaws of all the Florida corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Integrated Regional Lab, LLC, JPM AA Housing, LLC, Oviedo Medical Center, LLC, Putnam Community Medical Center of North Florida, LLC, Surgicare of Palms West, LLC, West Florida — MHT, LLC, West Florida — PPH, LLC and West Florida — TCH, LLC are registered under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Company Act indemnifies members, managers, managing members, officers, employees, and agents subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement. A limited liability company may, and has the power to, but is not required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding the foregoing, indemnification or advancement of expenses should not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (i) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (ii) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (iii) in the case of a manager or managing member, a circumstance under which the liability provisions of section 608.426 are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

The operating agreements of the Florida limited liability company registrants indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Georgia Registrants

(a) Columbus Cardiology, Inc., Marietta Surgical Center, Inc., and Redmond Physician Practice Company are incorporated under the laws of Georgia.

Section 14-2-202(b)(4) of the Georgia Business Corporation Code provides that a corporation’s articles of incorporation may include a provision that eliminates or limits the liability of directors for monetary damages to a corporation or its shareholders for any action taken, or failure to take any action, as a director. The section does not, however, authorize a corporation to eliminate or limit the liability of a director for appropriating, in violation of his or her duties, any business opportunity of the corporation, for acts or omissions which involve intentional misconduct or a knowing violation of law, for any transaction from which the director received an improper personal benefit, or authorizing a dividend, stock repurchase or redemption, distribution of assets or other distribution in violation of Section 14-2-640 of the Georgia Business Corporation Code if it is established that the director did not perform his or her duties in compliance with Section 14-2-832 of the Georgia Business Corporation Code, which sets forth general standards for directors. Section 14-2-202(b)(4) also does not eliminate or limit the right of a corporation or any shareholder to seek an injunction, a rescission or any other equitable (non-monetary) relief for any action taken or not taken by a director. In addition, Section 14-2-202(b)(4) applies only to claims against a director arising out of his or her role as a director and does not relieve a director from liability arising from his or her role as an officer or in any other capacity.

Sections 14-2-852 and 14-2-857 of the Georgia Business Corporation Code provide that any director or officer who is wholly successful in the defense of any proceeding to which he or she was a party because he or she was an officer or a director of the corporation is entitled to indemnification against reasonable expenses as of right. On the other hand, if the charges made in any action are sustained, the determination of whether the required standard of conduct has been met will be made, in accordance with the provisions of Georgia Business Corporation Code Section 14-2-855, by either the board of directors or a committee thereof, acting by disinterested members, by special legal counsel or by the shareholders, but shares owned by or voted under the control of directors seeking indemnification may not be voted.

The bylaws of each of the Georgia corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Dublin Community Hospital, LLC, Northlake Medical Center, LLC, Palmyra Park Hospital, LLC and Redmond Park Hospital, LLC are registered under the laws of Georgia.

Georgia law provides that a limited liability company may indemnify a member, manager or other person against liability incurred in connection with the limited liability company subject to any standards or restrictions set forth in the articles of organization or operating agreement. Unless the member or manager is aware of information which would cause any reliance to be unwarranted, he or she is entitled to rely upon information prepared or presented by other members, managers, committees and employees of the limited liability company and legal counsel, public accountants or other professionals or experts.

However, Georgia law does not permit indemnification if the member or manager has engaged in any intentional misconduct or a knowing violation of law or was involved in any transaction in which the member or manager received a personal benefit as a result of his or her breach of any provision in the operating agreement.

The operating agreements of each of the Georgia limited liability companies indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the limited liability company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(c) Fairview Park, Limited Partnership is registered under the laws of Georgia.

Section 14-9-108 of the Georgia Revised Uniform Limited Partnership Act provides that:

(a) Subject to any limitations expressly set forth in the partnership agreement, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, provided that the partnership shall not indemnify any person:

(1) For intentional misconduct or a knowing violation of law; or

(2) For any transaction for which the person received a personal benefit in violation or breach of any provision of the partnership agreement.

(b) To the extent that, at law or in equity, a partner has duties including but not limited to fiduciary duties and liabilities relating thereto to a limited partnership or another partner:

(1) The partner’s duties and liabilities may be expanded, restricted, or eliminated by provisions in the partnership agreement; provided, however, that no such provision shall eliminate or limit the liability of a partner for intentional misconduct or a knowing violation of law or for any transaction for which the partner received a personal benefit in violation or breach of any provision of the partnership agreement; and

(2) The partner shall have no liability to the limited partnership or to any other partner for his or her good faith reliance on the provisions of the partnership agreement, including, without limitation, provisions thereof that relate to the scope of duties including but not limited to fiduciary duties of partners.

Fairview Park Limited Partnership’s Partnership Agreement allows the limited partnership to indemnify its general partner, members, managers, employees, agents and representatives to the full extent of the Georgia Revised Uniform Limited Partnership Act.

Idaho Registrants

(a) Eastern Idaho Health Services, Inc. and West Valley Medical Center, Inc. are incorporated under the laws of Idaho.

Under Title 30, Section 30-1-851 of the Idaho Code, a corporation’s directors and officers may be indemnified against certain liabilities which they may incur in their capacities as such. The material terms of the indemnification provisions are indemnification:

•	with respect to civil, criminal, administrative or investigative proceedings brought because the defendant is or was serving as an officer, director, employee or agent of the company;

•	for judgments, fines and amounts paid in settlement reasonably incurred;

•	if the defendant acted in good faith and reasonably believed in the case of conduct in his official capacity that his conduct was in the best interests of the company, and in all other cases that his conduct was at least not opposed to the best interests of the company; and

•	if, with respect to a criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

Attorneys’ fees are included in such indemnification to the extent the indemnified party is successful on the merits in defense of the proceeding. If the foregoing criteria are met, indemnification also applies to a suit threatened or pending by the company against the officer, director, employee or agent with respect to attorneys’ fees unless there is negligence on the part of the indemnified party. Indemnification is made only upon a determination by the company that it is proper under the circumstances because the applicable standard is met.

Generally, expenses for defense may be paid in advance of final disposition of the proceeding if the indemnified party provides a written affirmation of his good faith belief that he has met the relevant standard of conduct under the Idaho Code and further provides a written undertaking to repay such amounts if it is determined that the applicable standard has not been met.

The bylaws of both of the Idaho corporations indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Illinois Registrant

(a) Columbia LaGrange Hospital, LLC is registered under the laws of Illinois.

        Section 15-7(a) of the Illinois Limited Liability Company Act provides that an Illinois limited liability company shall reimburse its members and managers for payments made, and shall indemnify its members and managers for liabilities incurred, by such member or manager in the ordinary course of the business of the limited liability company or for the preservation of its business or property.

The operating agreement of Columbia La Grange Hospital, Inc. indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Indiana Registrant

(a) Terre Haute MOB, L.P. is registered under the laws of Indiana.

Title 23, Article 16, Chapter 2 of the Indiana Code provides that a domestic or foreign limited partnership may indemnify a person made a party to an action because the person is or was a partner or officer of the partnership against liability incurred in the action if:

(1) the person’s conduct was in good faith; and

(2) the person reasonably believed:

(A) in the case of conduct in the person’s capacity as a partner, that the person’s conduct was in the best interests of the partnership; and

(B) in all other cases that the person’s conduct was at least not opposed to the best interests of the limited partnership or foreign limited partnership; and

(3) in the case of any criminal action, the person either:

(A) had reasonable cause to believe the person’s conduct was lawful; or

(B) had no reasonable cause to believe the person’s conduct was unlawful.

The indemnification provided for above does not exclude any other rights to indemnification that a partner or officer of the limited partnership may have under the partnership agreement or with the written consent of all partners.

The general partners of Terre Haute MOB, L.P. are indemnified by the partnership pursuant to the partnership agreement for all actions relating to their performance or nonperformance on behalf of the partnership.

Kentucky Registrants

(a) Frankfort Hospital, Inc. and Greenview Hospital, Inc. are incorporated under the laws of Kentucky.

Sections 271B.8-500 to 271B.8-580 of the Kentucky Business Corporation Act provides that, subject to restrictions contained in the statute, a corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director or officer of the corporation. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute shall be indemnified against expenses (including attorneys’ fees) reasonably incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. Expenses incurred in defense may be paid in advance upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct, and a determination that the facts then known to those making the determination would not preclude indemnification under the statute. The indemnification provided by statute shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, which shall inure to the benefit of the heirs, executors and administrators of such a person. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute.

        The bylaws of Frankfort Hospital, Inc. and Greenview Hospital, Inc. indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Louisiana Registrants

(a) Columbia Healthcare System of Louisiana, Inc., HCA Health Services of Louisiana, Inc., and Notami Hospitals of Louisiana, Inc. are incorporated under the laws of Louisiana.

Section 83 of the Louisiana Business Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation. The indemnity may include expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 83 further provides that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or director actually incurred. Section 83 permits a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof if approved by the board of directors.

The bylaws of each of the Louisiana corporations indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) New Iberia Healthcare, LLC and The Regional Health System of Acadiana, LLC are registered under the laws of Louisiana.

Section 315 of the Louisiana Limited Liability Company Act permits a limited liability company, in its articles of organization or in a written operating agreement, to eliminate or limit the personal liability of a member or members, if management is reserved to the members, or a manager or managers, if management is vested in one or more managers, for monetary damages for breach of any duty of diligence, care, judgment or skill. Notwithstanding the foregoing, the liability of a member or manager shall not be limited or eliminated for the amount of a financial benefit received by a member or manager to which he is not entitled or for an intentional violation of a criminal law.

The operating agreements of each of the Louisiana limited liability companies indemnify the officers and managers against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification shall not be exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers or managers.

Mississippi Registrant

(a) Brookwood Medical Center of Gulfport, Inc. is incorporated under the laws of Mississippi.

Article 8, Subarticle E of the Mississippi Business Corporation Act (“MBCA”) permits Mississippi corporations to indemnify officers and directors. MBCA Section 79-4-2.02(b)(5) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for all acts other than:

(i) distributions made in excess of standards established by Mississippi law or in the corporation’s articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and (ii) circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law. The law further permits us to advance all expenses for defense of a director in any lawsuit brought against a director in his capacity as a director. The MBCA specifically provides in Section 79-4-8.53 that such advances are allowed by Mississippi law. Such advances may be made under the MBCA only after a determination that the director met all relevant standards of conduct.

Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification.

The bylaws of Brookwood Medical Center of Gulfport, Inc. indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Missouri Registrants

(a) Health Midwest Office Facilities Corporation, Health Midwest Ventures Group, Inc., MediCredit, Inc. and The Outsource Group, Inc. are incorporated under the laws of Missouri.

Section 351.355(1) of the Revised Statutes of Missouri provides that a corporation may indemnify a director or officer of the corporation in any action, suit or proceeding other than an action by or in the right of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful.

Section 351.355(2) provides that the corporation may indemnify any such person in any action or suit by or in the right of the corporation against expenses (including attorneys’ fees) and settlement amounts actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that he may not be indemnified in respect of any matter in which he has been adjudged liable for negligence or misconduct in the performance of his duty to the corporation, unless authorized by the court.

Section 351.355(3) provides that a corporation shall indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or proceeding if he has been successful in defense of such action, suit or proceeding and if such action, suit or proceeding is one for which the corporation may indemnify him under Section 351.355(1) or (2).

Section 351.355(7) provides that a corporation shall have the power to give any further indemnity to any such person, in addition to the indemnity otherwise authorized under Section 351.355, provided such further indemnity is either (i) authorized, directed or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed or provided for in any bylaw or agreement of the corporation which has been adopted by a vote of the shareholders of the corporation, provided that no such indemnity shall indemnify any person from or on account of such person’s conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

The bylaws of both Health Midwest Office Facilities Corporation and Health Midwest Ventures Group, Inc. indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Midwest Division — RBH, LLC is registered under the laws of Missouri.

The operating agreement of Midwest Division — RBH, LLC indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

The Missouri Limited Liability Company Act is silent with respect to the limits of a limited liability company’s ability to provide for the indemnification of its officers and managers in its operating agreement.

However, Section 347.081(2) states that it is the policy of the Missouri Limited Liability Company Act to give the maximum effect to the principle of freedom of contract and to the enforceability of operating agreements.

Nevada Registrants

(a) Las Vegas Surgicare, Inc., Sunrise Mountainview Hospital, Inc., VH Holdco, Inc., VH Holdings, Inc. and Western Plains Capital, Inc. are incorporated under the laws of Nevada.

Chapter 78 of the Nevada Revised Statutes (“NRS”) allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the corporation may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, the applicable statutory provisions mandate that the corporation indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys’ fees, actually and reasonably incurred by them in connection with the defense. The corporation will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the corporation.

The bylaws of all the Nevada corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Southern Hills Medical Center, LLC is registered under the laws of Nevada.

Section 86.411 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except an action by or in the right of the limited liability company), by reason of being or having been a manager or member of the limited liability company. As with corporations, indemnification may include attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person to be indemnified. Section 86.421 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the limited liability company to procure a judgment in its favor by reason of being or having been a manager or member of the limited liability company except that indemnification may not be made for any claim, issue or matter as to which such a person has been finally adjudged by a court of competent jurisdiction to be liable to the limited liability company or for amounts paid in settlement to the limited liability company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. In either case, however, to be entitled to indemnification, the person to be indemnified must have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the limited liability company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 86.431 of the NRS also provides that to the extent a manager or member of a limited liability company has been successful on the merits or otherwise in defense of any such action, he or she must be indemnified by the limited liability company against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense.

Section 86.441 of the NRS permits a limited liability company, in its articles of organization, operating agreement or other agreement, to provide for the payment of expenses incurred by members or managers in defending any civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking to repay the amount if it is ultimately determined by a court of competent jurisdiction that the person is not entitled to indemnification.

Section 86.461 of the NRS permits a limited liability company to purchase and maintain insurance or make other financial arrangements on behalf of the limited liability company’s managers or members for any liability and expenses incurred by them in their capacities as managers or members or arising out of their status as such, whether or not the limited liability company has the authority to indemnify him, her or them against such liability and expenses.

The operating agreement of Southern Hills Medical Center, LLC indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Oklahoma Registrant

(a) HCA Health Services of Oklahoma, Inc. is incorporated under the laws of Oklahoma.

Section 1031 of the Oklahoma General Corporation Act provides that an Oklahoma corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. An Oklahoma corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

The bylaws of HCA Health Services of Oklahoma, Inc. indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

South Carolina Registrant

(a) Walterboro Community Hospital, Inc. is incorporated under the laws of South Carolina.

Under Section 33 of the South Carolina Code of Laws, a corporation may indemnify an individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The bylaws of Walterboro Community Hospital, Inc. indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Tennessee Registrants

(a) Central Tennessee Hospital Corporation, HCA Central Group, Inc., HCA Health Services of Tennessee, Inc., HCA Realty, Inc., Hendersonville Hospital Corporation, Hospital Corporation of Tennessee, HTI Memorial Hospital Corporation, Spring Hill Hospital, Inc. and TCMC Madison-Portland, Inc. are incorporated under the laws of Tennessee.

The Tennessee Business Corporation Act (“TBCA”) sets forth in Sections 48-18-502 through 48-18-508 the circumstances governing the indemnification of directors and officers of a corporation against liability incurred in the course of their official capacities. Section 48-18-502 of the TBCA provides that a corporation may indemnify any director against liability incurred in connection with a proceeding if (i) the director acted in good faith, (ii) the director reasonably believed, in the case of conduct in his or her official capacity with the corporation, that such conduct was in the corporation’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the corporation and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer is adjudged to be liable to the corporation. Similarly, the TBCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a director, if such director is adjudged liable on the basis that a personal benefit was improperly received. In cases where the director is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-18-503 of the TBCA mandates that the corporation indemnify the director against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-18-505 of the TBCA provides that a court of competent jurisdiction, upon application, may order that a director or officer be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not directors are entitled, through the provisions of Section 48-18-507 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505.

The bylaws of each of the Tennessee corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) H2U Wellness Centers, LLC, HealthTrust Workforce Solutions, LLC, Parallon Business Solutions, LLC, Parallon Enterprises, LLC, Parallon Health Information Solutions, LLC, Parallon Payroll Solutions, LLC, Parallon Physician Services, LLC, Parallon Technology Solutions, LLC, Southpoint, LLC, Vision Holdings, LLC and WCP Properties, LLC (together, “the Tennessee LLCs”) are registered under the laws of Tennessee.

The Tennessee Limited Liability Company Act (“TLLCA”) sets forth in Sections 48-249-115(b) through 48-249-115(i) the circumstances governing the indemnification of directors, members, managers, officers, employees and agents of a an LLC against liability incurred in the course of their official capacities. Section 48-249-115(b) of the TLLCA provides that an LLC may indemnify any director (for a director-managed LLC), manager (for a manager-managed LLC), or member (for a member-managed LLC) (including when such person is serving at the LLC’s request as a director, manager, officer, partner, trustee, employee or agent of another entity) against liability incurred in connection with a proceeding if (i) the person acted in good faith, (ii) the person reasonably believed, in the case of conduct in his or her official capacity with the LLC, that such conduct was in the LLC’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the LLC and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the LLC, however, the TLLCA provides that no indemnification may be made if the person is adjudged to be liable to the corporation. Similarly, the TLLCCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a person, if such person is adjudged liable on the basis that a personal benefit was improperly received. In cases where the person is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-249-115 of the TLLCA mandates that the LLC indemnify the person against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-249-115 of the TLLCA provides that a court of competent jurisdiction, upon application, may order that a responsible person be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers, employees, and agents who are not responsible persons are entitled, through the provisions of Section 48-249-115 of the TLLCA to the same degree of indemnification afforded to responsible persons under Section 48-249-115.

The operating agreements of the Tennessee LLCs indemnify their officers and directors against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers or directors.

Texas Registrants

(a) Columbia Medical Center of Las Colinas, Inc., Conroe Hospital Corporation, El Paso Surgicenter, Inc., HCA Pearland GP, Inc., KPH-Consolidation, Inc., National Patient Account Services, Inc., Pasadena Bayshore Hospital, Inc., Primary Health, Inc., Rio Grande Regional Hospital, Inc., Spring Branch Medical Center, Inc., Surgicare of Houston Women’s, Inc., W & C Hospital, Inc., WHMC, Inc. and Woman’s Hospital of Texas, Incorporated are incorporated under the laws of Texas.

Sections 8.101 and 8.105 of the Texas Business Organizations Code (“TBOC”) permit corporations to indemnify a person who was or is a governing person, officer, employee or agent of such corporation or who serves at the corporation’s request as a representative of another enterprise, organization or employee benefit plan (an “outside enterprise”), who was, is, or is threatened to be named a respondent in a legal proceeding by virtue of such person’s position in the corporation or in an outside enterprise, but only if the person acted in good faith and reasonably believed, in the case of conduct in the person’s official capacity, that the conduct was in or, in the case of all other conduct, that the conduct was not opposed to the corporation or outside enterprise’s best interest, and, in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful. A person may be indemnified within the above limitations against judgment and expenses that are reasonable and actually incurred by the person in connection with the proceeding; however, indemnification is limited to reasonable expenses actually incurred in a proceeding in which the person is found liable to the corporation or is found to have improperly received a personal benefit and shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation, breach of the person’s duty of loyalty owed to the corporation or an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. Indemnification pursuant to Section 8.101 of the TBOC can be made by the corporation only upon a determination made in the manner prescribed by Section 8.103 of the TBOC that indemnification is proper in the circumstances because the party seeking indemnification has met the applicable standard of conduct for such indemnification.

Section 8.051 of the TBOC requires a corporation to indemnify a governing person, former governing person or person serving an outside enterprise at the corporation’s request against reasonable expenses incurred in connection with a proceeding in which the person is a party because of the person’s corporate position, if the person was wholly successful, on the merits or otherwise, in the defense of the proceeding.

Under certain circumstances, a corporation may also advance expenses to any of the above persons. Section 8.151 of the TBOC also permits a corporation to purchase and maintain insurance or to make other arrangements on behalf of any of such persons against any liability asserted against and incurred by the person in such capacity, or arising out of the person’s status as such a person, whether or not the corporation would have the powers to indemnify the person against the liability under applicable law.

The bylaws of each of the Texas corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Columbia Medical Center of Arlington Subsidiary, L.P., Columbia Medical Center of Denton Subsidiary, L.P., Columbia Medical Center of Lewisville Subsidiary, L.P., Columbia Medical Center of McKinney Subsidiary, L.P., Columbia Medical Center of Plano Subsidiary, L.P., Columbia North Hills Hospital Subsidiary, L.P., Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P. and Green Oaks Hospital Subsidiary, L.P. are registered under the laws of Texas.

The provisions of the TBOC that are applicable to Texas corporations, as discussed above, apply equally to Texas limited partnerships.

The partnership agreement of each Texas limited partnership indemnifies the general partners to the fullest extent permitted under the TBOC.

(c) North Texas — MCA, LLC is registered under the laws of Texas.

Section 8.002(a) of the TBOC provides that the general indemnity provisions of Chapter 8, which apply to Texas corporations and limited partnerships, do not apply to Texas limited liability companies. However, Section 8.002(b) provides that the governing documents of a Texas limited liability company may adopt provisions of Chapter 8, which will be enforceable, relating to indemnification, advancement of expenses or insurance or another arrangement to indemnify or hold harmless a governing person. Section 101.402 of the TBOC provides that a limited liability company may indemnify a member, manager or officer of the company, advance or reimburse expenses incurred by such person or procure insurance or another arrangement to indemnify or hold harmless such person.

The operating agreement of North Texas — MCA, LLC indemnifies the officers and managers of the limited liability company to the same extent that the bylaws of the Texas corporations indemnify the officers and directors of such corporations.

Utah Registrants

(a) Brigham City Community Hospital, Inc., Columbia Ogden Medical Center, Inc., Hospital Corporation of Utah, Mountain View Hospital, Inc., Northern Utah Healthcare Corporation, Lone Peak Hospital, Inc. and Timpanogos Regional Medical Services, Inc. are incorporated under the laws of Utah.

Section 16-10a-902 of the Utah Revised Business Corporation Act (the “Revised Act”) provides that a corporation may indemnify any individual who was, is, or is threatened to be made a named defendant or respondent (a “Party”) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a “Proceeding”), because he or she is or was a director of the corporation or, while a director of the corporation, is or was serving at its request as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or other person or of an employee benefit plan (an “Indemnifiable Director”), against any obligation incurred with respect to a Proceeding, including any judgment, settlement, penalty, fine or reasonable expenses (including attorneys’ fees), incurred in the Proceeding if his or her conduct was in good faith, he or she reasonably believed that his or her conduct was in, or not opposed to, the best interests of the corporation, and, in the case of any criminal Proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that (i) pursuant to Subsection 902(5), indemnification under Section 902 in connection with a Proceeding by or in the right of the corporation is limited to payment of reasonable expenses (including attorneys’ fees) incurred in connection with the Proceeding and (ii) pursuant to 902(4), the corporation may not indemnify an Indemnifiable Director in connection with a Proceeding by or in the right of the corporation in which the Indemnifiable Director was adjudged liable to the corporation, or in connection with any other Proceeding charging that the Indemnifiable Director derived an improper personal benefit, whether or not involving action in his or her official capacity, in which Proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.

Section 16-10a-907 of the Revised Act permits corporations to indemnify officers and advance expenses to the same extent as a director and in some cases to a greater extent than a director.

The bylaws of each of the Utah corporate registrants indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Mountain Division — CVH, LLC is organized under the laws of Utah.

Sections 48-2c-1802 and 48-2c-1807 of the Utah Revised Limited Liability Company Act empowers a Utah limited liability company to indemnify any manager or other person from and against liability incurred in any proceeding if (i) his conduct was in good faith, (ii) he reasonably believed that his conduct was in, or not opposed to, the company’s best interests, and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A company may not indemnify a manager under Section 48-2c-1802 in connection with a proceeding by or in the right of the company in which the manager was adjudged liable to the company or in connection with any other proceeding charging that the manager derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

The operating agreement of Mountain Division — CVH, LLC indemnifies its officers and managers against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and extends and applies to the estates of deceased officers or managers.

Virginia Registrants

(a) Capital Division, Inc., Chippenham & Johnston-Willis Hospitals, Inc., Columbia/Alleghany Regional Hospital, Incorporated, Columbia/HCA John Randolph, Inc., HCA Health Services of Virginia, Inc., Lewis-Gale Hospital, Incorporated, Montgomery Regional Hospital, Inc., Pulaski Community Hospital, Inc., Spotsylvania Medical Center, Inc. and Virginia Psychiatric Company, Inc. are incorporated under the laws of Virginia.

Under Sections 13.1-697 and 13.1-702 of the Virginia Stock Corporation Act, a Virginia corporation generally is authorized to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. In addition, the Virginia Stock Corporation Act eliminates the liability for monetary damages of a director or officer in a shareholder or derivative proceeding. This elimination of liability will not apply in the event of willful misconduct or a knowing violation of criminal law or any federal or state securities law. Sections 13.1-692.1 and 13.1-696 through 704 of the Virginia Stock Corporation Act are incorporated into this paragraph by reference.

The bylaws of each of the Virginia corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Central Shared Services, LLC, Galen Property, LLC, Lewis-Gale Physicians, LLC, Northern Virginia Community Hospital, LLC and Retreat Hospital, LLC are registered under the laws of Virginia.

Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

The operating agreements of each of the Virginia limited liability companies indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(c) HSS Virginia, L.P. is registered under the laws of Virginia

HSS Virginia, L.P. is governed by the Virginia Revised Uniform Limited Partnership Act. However, neither the partnership agreement nor the Virginia Revised Uniform Partnership Act specify the extent to which a limited partnership may indemnify its general partners.

West Virginia Registrant

(a) Columbia Parkersburg Healthcare System, LLC is registered under the laws of West Virginia.

Section 31B-4-403 of the West Virginia Uniform Limited Liability Company Act discusses members’ and managers’ rights to payments and reimbursement. A limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property. A limited liability company shall reimburse a member for an advance to the company beyond the amount of contribution the member agreed to make. A payment or advance made by a member which gives rise to an obligation of a limited liability company under the West Virginia statute constitutes a loan to the company upon which interest accrues from the date of the payment or advance. A member is not entitled to remuneration for services performed for a limited liability company, except for reasonable compensation for services rendered in winding up the business of the company.

The organizational documents of Columbia Parkersburg Healthcare System, LLC indemnify its managers and officers to the fullest extent of the West Virginia Uniform Limited Liability Company Act.

Certain Other Arrangements

HCA Healthcare, Inc. maintains a directors’ and officers’ liability insurance policy that covers the directors and officers of each of the registrants in amounts that HCA Healthcare, Inc. believes are customary in its industry, including for liabilities in connection with the registration, offering and sale of the notes.

Item 16.	Exhibits

Exhibit No.	Description

1.1**	Form of Debt Underwriting Agreement

1.2**	Form of Equity Underwriting Agreement

4.1	Specimen Common Stock Certificate (filed as Exhibit 4.1 to HCA Healthcare, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (File No. 001-11239), and incorporated herein by reference)

4.2**	Certificate of Designations of Preferred Stock

4.3	Form of Indenture of HCA Healthcare, Inc. with any trustee (filed as Exhibit 4.1 to HCA Healthcare, Inc.’s Registration Statement on Form S-3 (File No. 333-175791), filed on July 26, 2011, as amended, and incorporated herein by reference).

4.4	Form of Indenture of HCA Inc. with any trustee (filed as Exhibit 4.2 to HCA Healthcare, Inc.’s Registration Statement on Form S-3 (File No. 333-175791), filed on July 26, 2011, as amended, and incorporated herein by reference).

4.5**	Form of Supplemental Indenture of HCA Healthcare, Inc.

4.6**	Form of Supplemental Indenture of HCA Inc.

4.7**	Form of Debt Security (included in the Form of Supplemental Indenture of HCA Healthcare, Inc. filed as Exhibit 4.5)

4.8**	Form of Debt Security (included in the Form of Supplemental Indenture of HCA Inc. filed as Exhibit 4.6)

5.1***	Opinion of Simpson Thacher & Bartlett LLP, as to the legality of the securities being registered

12.1***	Computation of Ratio of Earnings to Fixed Charges

23.1***	Consent of Simpson Thacher & Bartlett LLP (included in the opinion filed as Exhibit 5.1)

23.2***	Consent of Ernst & Young LLP

24.1***	Powers of Attorney (included on signature page)

25.1***	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of any trustee

*	Filed herewith.
**	To be filed as an exhibit to a Current Report on Form 8-K or other document incorporated by reference herein or to a post-effective amendment hereto, if applicable.
***	Previously filed.

Item 17.	Undertakings.

Each undersigned registrant hereby undertakes:

(a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the relevant trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HCA Healthcare, Inc.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President — Legal and Corporate Secretary

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* R. Milton Johnson		Chairman and Chief Executive Officer (Principal Executive Officer)	June 8, 2017

* William B. Rutherford		Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	June 8, 2017

* Robert J. Dennis		Director	June 8, 2017

* Nancy-Ann DeParle		Director	June 8, 2017

* Thomas F. Frist III		Director	June 8, 2017

* William R. Frist		Director	June 8, 2017

/s/ Charles O. Holliday, Jr. Charles O. Holliday, Jr.		Director	June 8, 2017

* Ann H. Lamont		Director	June 8, 2017

* Jay O. Light		Director	June 8, 2017

* Geoffrey G. Meyers		Director	June 8, 2017

* Wayne J. Riley, M.D.		Director	June 8, 2017

* John W. Rowe, M.D.		Director	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HCA INC.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President — Legal and Corporate Secretary

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* R. Milton Johnson		Chairman and Chief Executive Officer (Principal Executive Officer)	June 8, 2017

* William B. Rutherford		Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	June 8, 2017

* Robert J. Dennis		Director	June 8, 2017

* Nancy-Ann DeParle		Director	June 8, 2017

* Thomas F. Frist III		Director	June 8, 2017

* William R. Frist		Director	June 8, 2017

/s/ Charles O. Holliday, Jr. Charles O. Holliday, Jr.		Director	June 8, 2017

* Ann H. Lamont		Director	June 8, 2017

* Jay O. Light		Director	June 8, 2017

* Geoffrey G. Meyers		Director	June 8, 2017

* Wayne J. Riley, M.D.		Director	June 8, 2017

* John W. Rowe, M.D.		Director	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule I of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule II of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael Cuffe	President (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

* William B. Rutherford	Senior Vice President and Director	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule III of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule IV of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Cuffe Michael Cuffe	President (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Manager	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule V of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ N. Eric Ward N. Eric Ward	President (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	June 8, 2017

	* William B. Rutherford	Senior Vice President and Manager	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017 .

REGISTRANTS (as listed on the attached Schedule VI of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* Gregary W. Beasley	President and Director (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President (Principal Accounting Officer)	June 8, 2017

	* A. Bruce Moore, Jr.	Senior Vice President and Director	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President and Assistant Secretary and Director	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017 .

REGISTRANTS (as listed on the attached Schedule VII of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* Gregary W. Beasley	President and Manager (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President (Principal Accounting Officer)	June 8, 2017

	* A. Bruce Moore, Jr.	Senior Vice President and Manager	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President and Assistant Secretary and Manager	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule VIII of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* Paul Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

	* Samuel N. Hazen	Senior Vice President and Director	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule IX of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner Columbia North Texas Subsidiary GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Chirstopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner Columbia North Texas Subsidiary GP, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

REGISTRANTS (as listed on the attached Schedule X of Subsidiary Registrants)

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ N. Eric Ward N. Eric Ward	President (Principal Executive Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Director	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Central Shared Services, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward T. Jones Edward T. Jones	President (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Manager	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

CHCA Bayshore, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Pasadena Bayshore Hospital, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Pasadena Bayshore Hospital, Inc.	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

CHCA Conroe, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Conroe Hospital Corporation

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Conroe Hospital Corporation	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Conroe Hospital Corporation	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Conroe Hospital Corporation	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Conroe Hospital Corporation	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

CHCA Mainland, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Clear Lake Regional Medical Center, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Clear Lake Regional Medical Center, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Clear Lake Regional Medical Center, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Clear Lake Regional Medical Center, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Clear Lake Regional Medical Center, Inc.	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

CHCA West Houston, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, WHMC, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, WHMC, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, WHMC, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, WHMC, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, WHMC, Inc.	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

CHCA Woman’s Hospital, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Woman’s Hospital of Texas, Incorporated

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Woman’s Hospital of Texas, Incorporated	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HPG Enterprises, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* R. Milton Johnson	President (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	June 8, 2017

	* Samuel N. Hazen	Senior Vice President and Manager	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Columbia ASC Management, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Assistant Secretary and Manager of the general partner, Medical Care America, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gregary W. Beasley		President and Manager (Principal Executive Officer) of the general partner, Medical Care America, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Medical Care America, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President (Principal Accounting Officer) of the general partner, Medical Care America, LLC	June 8, 2017

* A. Bruce Moore, Jr.		Senior Vice President and Manager of the general partner, Medical Care America, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President and Assistant Secretary and Manager of the general partner, Medical Care America, LLC	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Columbia Rio Grande Healthcare, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Rio Grande Regional Hospital, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Rio Grande Regional Hospital, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Rio Grande Regional Hospital, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Rio Grande Regional Hospital, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Rio Grande Regional Hospital, Inc.	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Columbia Valley Healthcare System, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 8, 2017
*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Fairview Park, Limited Partnership

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, Fairview Park GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the general partner, Fairview Park GP, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Fairview Park GP, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Fairview Park GP, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, Fairview Park GP, LLC	June 8, 2017
*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Good Samaritan Hospital, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, Samaritan, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the general partner, Samaritan, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Samaritan, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Samaritan, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, Samaritan, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HCA Management Services, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, HPG Enterprises, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* R. Milton Johnson	President (Principal Executive Officer) of the general partner, HPG Enterprises, LLC	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, HPG Enterprises, LLC	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of general partner, HPG Enterprises, LLC	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, HPG Enterprises, LLC	June 8, 2017

	* Samuel N. Hazen	Senior Vice President and Manager of the general partner, HPG Enterprises, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HCA SFB 1 LLC

By:	/s/ Teresa Finch Pritchard
	Name:	Teresa Finch Pritchard
	Title:	President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Teresa Finch Pritchard Teresa Finch Pritchard	President and Manager (Principal Executive Officer)	June 8, 2017

/s/ Steven Mark Rainey Steven Mark Rainey	Senior Vice President and Manager (Principal Financial Officer and Principal Accounting Officer)	June 8, 2017

/s/ Jasy Loyal Jasy Loyal	Vice President, Secretary and Manager	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HealthTrust Workforce Solutions, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward T. Jones Edward T. Jones	President (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Director	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 8, 2017.

HTI MOB, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the managing member, New Iberia Healthcare, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the managing member, New Iberia Healthcare, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the managing member, New Iberia Healthcare, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of the managing member, New Iberia Healthcare, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing member, New Iberia Healthcare, LLC	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

HSS Virginia, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, HSS Holdco, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, HSS Holdco, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, HSS Holdco, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, HSS Holdco, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, HSS Holdco, LLC	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Integrated Regional Laboratories, LLP

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the managing partner, Integrated Regional Lab, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Samuel N. Hazen	President and Manager (Principal Executive Officer) of the managing partner, Integrated Regional Lab, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the managing partner, Integrated Regional Lab, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of the managing partner, Integrated Regional Lab, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing partner, Integrated Regional Lab, LLC	June 8, 2017

*By:	/s/ John M. Franck II John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

JFK Medical Center Limited Partnership

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

MediCredit, Inc.

By:	/s/ N. Eric Ward
	Name:	N. Eric Ward
	Title:	President, Chief Executive Officer and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ N. Eric Ward N. Eric Ward	President, Chief Executive Officer and Director (Principal Executive Officer)	June 8, 2017

/s/ Larry Tatum Larry Tatum	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Nashville Shared Services General Partnership

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the managing partner, HSS Systems, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ N. Eric Ward N. Eric Ward	President (Principal Executive Officer) of the managing partner, HSS Systems, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the managing partner, HSS Systems, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of the managing partner, HSS Systems, LLC	June 8, 2017

* William B. Rutherford	Senior Vice President and Manager of the managing partner, HSS Systems, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing partner, HSS Systems, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Outpatient Services Holdings, Inc.

By:	/s/ Samuel N. Hazen
	Name:	Samuel N. Hazen
	Title:	President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer)	June 8, 2017

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	Senior Vice President and Director	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Palms West Hospital Limited Partnership

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Parallon Technology Solutions, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Curtis Watkins Curtis Watkins	President (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Director	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

PatientKeeper, Inc.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* P. Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	June 8, 2017

	* Jim Melanson	Chief Financial Officer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

	* Samuel N. Hazen	Senior Vice President and Director	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Plantation General Hospital, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, HD&S Corp. Successor, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, HD&S Corp. Successor, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, HD&S Corp. Successor, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, HD&S Corp. Successor, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, HD&S Corp. Successor, Inc.	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Riverside Healthcare System, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Columbia Riverside, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Columbia Riverside, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Riverside, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Columbia Riverside, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Columbia Riverside, Inc.	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

San Jose Healthcare System, LP

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, San Jose, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the general partner, San Jose, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, San Jose, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, San Jose, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, San Jose, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

San Jose Hospital, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the general partner, San Jose Medical Center, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the general partner, San Jose Medical Center, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, San Jose Medical Center, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, San Jose Medical Center, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, San Jose Medical Center, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Terre Haute MOB, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the managing general partner, HSS Holdco, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the managing general partner, HSS Holdco, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the managing general partner, HSS Holdco, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the managing general partner, HSS Holdco, LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the managing general partner, HSS Holdco, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Terre Haute Regional Hospital, L.P.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director of the general partner, Terre Haute Hospital GP, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Director (Principal Executive Officer) of the general partner, Terre Haute Hospital GP, Inc.	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Terre Haute Hospital GP, Inc.	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Terre Haute Hospital GP, Inc.	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Terre Haute Hospital GP, Inc.	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Western Plains Capital, Inc.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. William B. Morrow J. William B. Morrow	President, Treasurer and Director (Principal Executive Officer and Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Spalding Rehabilitation L.L.C.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager of the managing member, HCA-HealthONE LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President and Manager (Principal Executive Officer) of the managing member, HCA-HealthONE LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the managing member, HCA-HealthONE LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the managing member, HCA-HealthONE LLC	June 8, 2017

/s/ John M. Franck II John M. Franck II		Vice President, Assistant Secretary and Manager of the managing member, HCA-HealthONE LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 8, 2017.

Primary Health, Inc.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* Michael Cuffe	Chief Executive Officer (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

	* William B. Rutherford	Senior Vice President and Director	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Vision Consulting Group, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* Paul Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	June 8, 2017

	* Samuel N. Hazen	Senior Vice President and Manager	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 8, 2017.

Sarah Cannon Research Institute, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Assistant Secretary of the managing member, SCRI Holdings, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Manager (Principal Executive Officer) of the managing member, SCRI Holdings, LLC	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer) of the managing member, SCRI Holdings, LLC	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer) of the managing member, SCRI Holdings, LLC	June 8, 2017

* Samuel N. Hazen		Senior Vice President and Manager of the managing member, SCRI Holdings, LLC	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

SCRI Holdings, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Assistant Secretary

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Manager (Principal Executive Officer)	June 8, 2017

/s/ J. William B. Morrow J. William B. Morrow		Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

/s/ Christopher F. Wyatt Christopher F. Wyatt		Senior Vice President and Manager (Principal Accounting Officer)	June 8, 2017

* Samuel N. Hazen		Senior Vice President and Manager	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 8, 2017.

Vision Holdings, LLC

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President, Assistant Secretary and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, J. William B. Morrow and Christopher F. Wyatt, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* Paul Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	June 8, 2017

	/s/ J. William B. Morrow J. William B. Morrow	Senior Vice President and Treasurer (Principal Financial Officer)	June 8, 2017

	/s/ Christopher F. Wyatt Christopher F. Wyatt	Senior Vice President and Director (Principal Accounting Officer)	June 8, 2017

	/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	June 8, 2017

	* Samuel N. Hazen	Senior Vice President and Director	June 8, 2017

*By:	/s/ John M. Franck II
John M. Franck II Attorney-in-fact

SCHEDULE I OF SUBSIDIARY REGISTRANTS

AMERICAN MEDICORP DEVELOPMENT CO.

BAY HOSPITAL, INC.

BRIGHAM CITY COMMUNITY HOSPITAL, INC.

BROOKWOOD MEDICAL CENTER OF GULFPORT, INC.

CAPITAL DIVISION, INC.

CENTRAL FLORIDA REGIONAL HOSPITAL, INC.

CENTRAL TENNESSEE HOSPITAL CORPORATION

CHIPPENHAM & JOHNSTON-WILLIS HOSPITALS, INC.

CITRUS MEMORIAL HOSPITAL, INC.

CITRUS MEMORIAL PROPERTY MANAGEMENT, INC.

COLORADO HEALTH SYSTEMS, INC.

COLUMBIA JACKSONVILLE HEALTHCARE SYSTEM, INC.

COLUMBIA MEDICAL CENTER OF LAS COLINAS, INC.

COLUMBIA OGDEN MEDICAL CENTER, INC.

COLUMBIA RIVERSIDE, INC.

COLUMBIA/ALLEGHANY REGIONAL HOSPITAL, INCORPORATED

COLUMBIA/HCA JOHN RANDOLPH, INC.

COLUMBINE PSYCHIATRIC CENTER, INC.

CONROE HOSPITAL CORPORATION

EAST FLORIDA - DMC, INC.

EASTERN IDAHO HEALTH SERVICES, INC.

EDWARD WHITE HOSPITAL, INC.

ENCINO HOSPITAL CORPORATION, INC.

FRANKFORT HOSPITAL, INC.

GPCH-GP, INC.

GREENVIEW HOSPITAL, INC.

HCA AMERICAN FINANCE LLC

HCA CENTRAL GROUP, INC.

HCA HEALTH SERVICES OF FLORIDA, INC.

HCA HEALTH SERVICES OF LOUISIANA, INC.

HCA HEALTH SERVICES OF OKLAHOMA, INC.

HCA HEALTH SERVICES OF TENNESSEE, INC.

HCA HEALTH SERVICES OF VIRGINIA, INC.

HCA PEARLAND GP, INC.

HCA REALTY, INC.

HD&S CORP. SUCCESSOR, INC.

HEALTH MIDWEST OFFICE FACILITIES CORPORATION

HEALTH MIDWEST VENTURES GROUP, INC.

HENDERSONVILLE HOSPITAL CORPORATION

HOSPITAL CORPORATION OF TENNESSEE

HOSPITAL CORPORATION OF UTAH

HOSPITAL DEVELOPMENT PROPERTIES, INC.

HTI MEMORIAL HOSPITAL CORPORATION

KPH-CONSOLIDATION, INC

LARGO MEDICAL CENTER, INC.

LAWNWOOD MEDICAL CENTER, INC.

LEWIS-GALE HOSPITAL, INCORPORATED

LONE PEAK HOSPITAL, INC.

LOS ROBLES REGIONAL MEDICAL CENTER

MANAGEMENT SERVICES HOLDINGS, INC.

MARION COMMUNITY HOSPITAL, INC.

MEMORIAL HEALTHCARE GROUP, INC.

MIDWEST HOLDINGS, INC.

MONTGOMERY REGIONAL HOSPITAL, INC.

MOUNTAIN VIEW HOSPITAL, INC.

NEW PORT RICHEY HOSPITAL, INC.

NEW ROSE HOLDING COMPANY, INC.

NORTH FLORIDA REGIONAL MEDICAL CENTER, INC.

NORTHERN UTAH HEALTHCARE CORPORATION

NOTAMI HOSPITALS OF LOUISIANA, INC.

OKALOOSA HOSPITAL, INC.

OKEECHOBEE HOSPITAL, INC.

PASADENA BAYSHORE HOSPITAL, INC.

POINCIANA MEDICAL CENTER, INC.

PULASKI COMMUNITY HOSPITAL, INC.

RIO GRANDE REGIONAL HOSPITAL, INC.

RIVERSIDE HOSPITAL, INC.

SARASOTA DOCTORS HOSPITAL, INC.

SOUTHPOINT, LLC

SPOTSYLVANIA MEDICAL CENTER, INC.

SPRING BRANCH MEDICAL CENTER, INC.

SPRING HILL HOSPITAL, INC.

SUN CITY HOSPITAL, INC.

SUNRISE MOUNTAINVIEW HOSPITAL, INC.

TALLAHASSEE MEDICAL CENTER, INC.

TCMC MADISON-PORTLAND, INC.

TERRE HAUTE HOSPITAL GP, INC.

TERRE HAUTE HOSPITAL HOLDINGS, INC.

TIMPANOGOS REGIONAL MEDICAL SERVICES, INC.

VH HOLDCO, INC.

VH HOLDINGS, INC.

VIRGINIA PSYCHIATRIC COMPANY, INC.

W & C HOSPITAL, INC.

WALTERBORO COMMUNITY HOSPITAL, INC.

WCP PROPERTIES, LLC

WEST FLORIDA REGIONAL MEDICAL CENTER, INC.

WEST VALLEY MEDICAL CENTER, INC.

WHMC, INC.

WOMAN’S HOSPITAL OF TEXAS, INCORPORATED

SCHEDULE II OF SUBSIDIARY REGISTRANTS

COLUMBIA HEALTHCARE SYSTEM OF LOUISIANA, INC.

COLUMBUS CARDIOLOGY, INC.

NORTH FLORIDA IMMEDIATE CARE CENTER, INC.

REDMOND PHYSICIAN PRACTICE COMPANY

SCHEDULE III OF SUBSIDIARY REGISTRANTS

CENTERPOINT MEDICAL CENTER OF INDEPENDENCE, LLC

COLUMBIA LAGRANGE HOSPITAL, LLC

COLUMBIA PARKERSBURG HEALTHCARE SYSTEM, LLC

DUBLIN COMMUNITY HOSPITAL, LLC

EP HEALTH, LLC

FAIRVIEW PARK GP, LLC

GALEN PROPERTY, LLC

GRAND STRAND REGIONAL MEDICAL CENTER, LLC

HCA — HEALTHONE LLC

HSS HOLDCO, LLC

INTEGRATED REGIONAL LAB, LLC

JPM AA HOUSING, LLC

LAKEVIEW MEDICAL CENTER, LLC

LEWIS-GALE MEDICAL CENTER, LLC

MEDICAL CENTERS OF OKLAHOMA, LLC

MEDICAL OFFICE BUILDINGS OF KANSAS, LLC

MIDWEST DIVISION — ACH, LLC

MIDWEST DIVISION — LRHC, LLC

MIDWEST DIVISION — LSH, LLC

MIDWEST DIVISION — MCI, LLC

MIDWEST DIVISION — MMC, LLC

MIDWEST DIVISION — OPRMC, LLC

MIDWEST DIVISION — PFC, LLC

MIDWEST DIVISION — RBH, LLC

MIDWEST DIVISION — RMC, LLC

MOUNTAIN DIVISION — CVH, LLC

NEW IBERIA HEALTHCARE, LLC

NORTH TEXAS — MCA, LLC

NORTHERN VIRGINIA COMMUNITY HOSPITAL, LLC

NORTHLAKE MEDICAL CENTER, LLC

NOTAMI HOSPITALS, LLC

OKLAHOMA HOLDING COMPANY, LLC

OUTPATIENT CARDIOVASCULAR CENTER OF CENTRAL FLORIDA, LLC

OVIEDO MEDICAL CENTER, LLC

PALMYRA PARK HOSPITAL, LLC

PEARLAND PARTNER, LLC

PUTNAM COMMUNITY MEDICAL CENTER OF NORTH FLORIDA, LLC

REDMOND PARK HOSPITAL, LLC

RESTON HOSPITAL CENTER, LLC

RETREAT HOSPITAL, LLC

SAMARITAN, LLC

SAN JOSE MEDICAL CENTER, LLC

SAN JOSE, LLC

SJMC, LLC

SOUTHERN HILLS MEDICAL CENTER, LLC

SSHR HOLDCO, LLC

THE REGIONAL HEALTH SYSTEM OF ACADIANA, LLC

TRIDENT MEDICAL CENTER, LLC

UTAH MEDCO, LLC

WESLEY MEDICAL CENTER, LLC

WEST FLORIDA — MHT, LLC

WEST FLORIDA — PPH, LLC

WEST FLORIDA — TCH, LLC

SCHEDULE IV OF SUBSIDIARY REGISTRANTS

DALLAS/FT. WORTH PHYSICIAN, LLC

GOPPERT-TRINITY FAMILY CARE, LLC

H2U WELLNESS CENTERS, LLC

LEWIS-GALE PHYSICIANS, LLC

SCHEDULE V OF SUBSIDIARY REGISTRANTS

HSS SYSTEMS, LLC

PARALLON HOLDINGS, LLC

SCHEDULE VI OF SUBSIDIARY REGISTRANTS

EL PASO SURGICENTER, INC.

LAS VEGAS SURGICARE, INC.

MARIETTA SURGICAL CENTER, INC.

MCA INVESTMENT COMPANY

SURGICARE OF BRANDON, INC.

SURGICARE OF FLORIDA, INC.

SURGICARE OF HOUSTON WOMEN’S, INC.

SURGICARE OF MANATEE, INC.

SURGICARE OF NEW PORT RICHEY, INC.

SCHEDULE VII OF SUBSIDIARY REGISTRANTS

SURGICARE OF PALMS WEST, LLC

SURGICARE OF RIVERSIDE, LLC

SCHEDULE VIII OF SUBSIDIARY REGISTRANTS

HCA — IT&S FIELD OPERATIONS, INC.

HCA — IT&S INVENTORY MANAGEMENT, INC.

SCHEDULE IX OF SUBSIDIARY REGISTRANTS

COLUMBIA MEDICAL CENTER OF ARLINGTON SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF DENTON SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF LEWISVILLE SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF MCKINNEY SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF PLANO SUBSIDIARY, L.P.

COLUMBIA NORTH HILLS HOSPITAL SUBSIDIARY, L.P.

COLUMBIA PLAZA MEDICAL CENTER OF FORT WORTH SUBSIDIARY, L.P.

GREEN OAKS HOSPITAL SUBSIDIARY, L.P.

SCHEDULE X OF SUBSIDIARY REGISTRANTS

NATIONAL PATIENT ACCOUNT SERVICES, INC.

PARALLON BUSINESS SOLUTIONS, LLC

PARALLON ENTERPRISES, LLC

PARALLON HEALTH INFORMATION SOLUTIONS, LLC

PARALLON PAYROLL SOLUTIONS, LLC

PARALLON PHYSICIAN SERVICES, LLC

THE OUTSOURCE GROUP, INC.

U.S. COLLECTIONS, INC.